Exhibit 99.1

ATTIS INDUSTRIES INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On April 24, 2018, on April 20, 2018, pursuant to the Equity Securities Purchase Agreement dated February 20, 2018 by and among Attis Industries Inc. (formerly known as Meridian Waste Solutions, Inc.) (the “Company”), Attis Operations Inc. (formerly known as Meridian Waste Operations, Inc.) (“Seller”), Meridian Waste Acquisitions, LLC (“Buyer”), a Delaware limited liability company formed by Warren Equity Partners Fund II, and Jeffrey S. Cosman, an officer, director and majority shareholder of the Company, Buyer purchased from Seller all of the membership interests in each of the direct wholly-owned subsidiaries of Seller (the “Acquired Parent Entities”), which constitute the solid waste business (the “Solid Waste Business”), and each such Acquired Parent Entity continues as a wholly-owned subsidiary of Buyer.

The following unaudited pro forma condensed consolidated financial statements have been derived by the application of pro forma adjustments to the Company’s historical consolidated financial statements, which have been presented to give effect to the disposition of the Solid Waste Business. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2017 is presented as if the disposition had occurred as of December 31, 2017. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2017 is presented as if the disposition had occurred on January 1, 2017. The unaudited pro forma condensed consolidated balance sheet and statement of operations for these respective periods are being provided for illustrative purposes only and do not purport to represent what our results of operations or financial position would have been if the transaction had occurred on the dates indicated and are not intended to project our results of operations or financial position for any future period. Any of the factors underlying these estimates and assumptions may change or prove to be materially different and the estimates and assumptions may not be representative of facts that existed upon completion of the disposition.

The unaudited pro forma adjustments are based on estimates, available information and certain assumptions that the Company believes are reasonable. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

MERIDIAN WASTE SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

	December 31, 2017	ADJUSTMENTS	NOTES	PRO FORMA
Assets
Current assets:

Cash and cash equivalents	$400,223	1,300,000	(a)	$1,700,223
Accounts receivable, net of allowance	861,031			861,031
Prepaid expenses	334,603			334,603
Other current assets	6,450			6,450
Current assets held for sale	8,714,497	(8,714,497)	(b)	-

Total current assets	10,316,804	(7,414,497)		2,902,307

Property, plant and equipment, at cost net of accumulated depreciation	333,499			333,499

Other assets:

Contract deposits	536,076			536,076
Other deposits	162,206			162,206
Goodwill	5,279,207			5,279,207
Capitalized software	108,767			108,767
Patents	3,141,796			3,141,796
Customer list, net of accumulated amortization	2,718,300			2,718,300
Website, net of accumulated amortization	27,117			27,117

Total other assets	11,973,469	-		11,973,469

Total noncurrent assets held for sale	80,932,386	(80,932,386)	(b)	-

Total assets	$103,556,158	$(88,346,883)		$15,209,275

Liabilities and Shareholders’ Deficit
Current liabilities:
Accounts payable	$1,777,355			$1,777,355
Accrued expenses	820,458			820,458
Notes payable, related parties	6,891			6,891
Deferred compensation	-			-
Derivative and other fair value liabilities	2,307,363			2,307,363
Current portion - capital leases payable	25,999			25,999
Current portion - long term debt	8,502,387			8,502,387
Current liabilities held for sale	84,227,518	(84,227,518)	(b)	-

Total current liabilities	97,667,971	(84,227,518)		13,440,453

Long term liabilities:
Contingent consideration liability	1,957,226			1,957,226
Deferred tax liability	14,337			14,337
Deferred rent	53,418			53,418
Long term debt, net of current	1,977,707			1,977,707
Noncurrent liabilities held for sale	17,307,998	(17,307,998)	(b)	-

Total long term liabilities	21,310,686	(17,307,998)		4,002,688

Total liabilities	118,978,657	(101,535,516)		17,443,141

Preferred Series C stock redeemable, cumulative, stated value $100 per share, par value $.001, 67,361 shares authorized, 35,750 and 0 shares issued and outstanding, respectively	-			-

Preferred Series E stock, cumulative, stated value $100 per share, par value $.001, 300,000 shares authorized, 300,000 and 0 shares issued and outstanding, respectively	1,253,476			1,253,476

Shareholders’ deficit:
Preferred Series A stock, par value $.001, 51 shares authorized, issued and outstanding	-			-
Preferred Series B stock, par value $.001, 71,210 shares authorized, 0 and 71,210 issued and outstanding	-			-
Preferred Series D stock, cumulative, stated value $100 per share, par value $.001, 141,000 shares authorized, 141,000 and 0 shares issued and outstanding, respectively	531,691			531,691
Common stock, par value $.025, 75,000,000 shares authorized, 14,658,979 and 1,712,471 shares issued and 14,647,749 and 1,700,971 shares outstanding, respectively	366,156			366,156
Common stock to be issued	720,147			720,147
Treasury stock, at cost, 11,500 shares	(224,250)			(224,250)
Additional paid in capital	65,532,467			65,532,467
Accumulated deficit	(85,061,593)	13,188,633	(c)	(71,872,960)
Total Meridian Waste Solutions, Inc. shareholders’ deficit	(18,135,382)			(4,946,749)
Noncontrolling Interest	1,459,407			1,459,407
Total shareholders ‘equity	(16,675,975)	13,188,633		(3,487,341)

Total liabilities and shareholders’ deficit	$103,556,158	$88,346,883		$15,209,275

(a) This adjustment represents the receipt of cash consideration at the closing of the transaction, net of $1,700,000 of costs incurred

(b) This adjustment reflects the elimination of assets and liabilities attributable to the waste business

(c) This adjustment reflects the gain of $13,188,633 arising from the transaction as of April 20, 2018. This estimated gain has not been reflected in the pro forma statement of operations as it is considered to be nonrecurring in nature. No adjustment has been made to the sale proceeds to give effect to any potential post-closing adjustments under the terms of the purchase agreement.

MERIDIAN WASTE SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31, 2017	ADJUSTMENTS	NOTES	PRO FORMA
Revenue
Services	$890,258			$890,258

Total revenue	890,258			890,258

Cost and expenses:
Operating	691,415			691,415
Depreciation and amortization	223,977			223,977
Impairment expense	221,146			221,146
Selling, general and administrative	13,198,096			13,198,096

Total cost and expenses	14,334,634			14,334,634

Other income (expenses):
Unrealized gain (loss) on change in fair value of derivative and other fair value liabilities	(992,115)			(992,115)
Unrealized gain from change in fair value of contingent consideration	263,458			263,458
Gain on extinguishment of debt	2,911,417			2,911,417
Interest income	7,644			7,644
Interest expense	(620,923)			(620,923)

Total other income (expenses)	1,569,481			1,569,481

Loss before income taxes	(11,874,895)			(11,874,895)

Provision for income taxes	(14,337)			(14,337)

Loss from continuing	$(11,889,232)			$(11,889,232)

Discontinued Operations
Loss from operations of discontinued operations	$(27,148,257)	27,148,257	(d)	-

Consolidated Net Loss	$(39,037,489)			$(11,889,232)

Net loss attributable to noncontrolling interest	$123,523			$123,523

Net loss available to common shareholders	$(39,161,012)			$(12,012,755)

Deemed dividend related to beneficial conversion feature and accretion of a discount on Series C Preferred Stock	$(2,115,317)			$(2,115,317)

Stock dividend related to Series C Preferred Stock	$(135,072)			$(135,072)

Deemed dividend related to issuance of Series D Preferred Stock	$(531,692)			$(531,692)

Stock dividend related to issuance of Series D Preferred Stock	$(106,874)			$(106,874)

Deemed dividend related to issuance of Series E Preferred Stock	$(1,253,476)			$(1,253,476)

Stock dividend related to issuance of Series E Preferred Stock	$(703,168)			$(703,168)

Net loss attributable to common stockholders	$(44,006,611)			$(16,858,354)

Earnings per common share (basic and diluted):
Loss from continuing operations	(1.77)			(1.77)
Loss from discontinued operations	(2.86)			-
Net loss per common share	$(4.63)			$(1.77)

Weighted average number of shares outstanding
(Basic and Diluted)	9,547,042			9,547,042

(d) This adjustment reflects the elimination of our waste business, which was classified as discontinued operations